EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Jerome Arends
(signature)

Jerome Arends
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Frank G. Berris
(signature)

Frank G. Berris
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ James A. Bosserd
(signature)

James A. Bosserd
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ K. Tim Bull
(signature)

K. Tim Bull
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ William F. Cutler, Jr.
(signature)

William F. Cutler, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Lewis Emmons
(signature)

Lewis Emmons
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Stuart Goodfellow
(signature)

Stuart Goodfellow
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Gary Gust
(signature)

Gary Gust
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Paul Johnson
(signature)

Paul Johnson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Dennis Nelson
(signature)

Dennis Nelson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Nels Nyblad
(signature)

Nels Nyblad
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 26, 2011	/s/ Roxanne M. Page
(signature)

Roxanne M. Page
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Employee Stock Purchase Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: May 25, 2011	/s/ Donald VanSingel
(signature)

Donald VanSingel
(type or print name)